EXECUTION VERSION

AMENDMENT NO. 3 TO LOAN FINANCING AND SERVICING AGREEMENT, dated as of February 19, 2014 (this “Amendment”), among TCPC Funding I, LLC, a Delaware limited liability company (the “Borrower”), Wells Fargo Bank, National Association, as collateral agent and collateral custodian (the “Collateral Agent”), Saratoga Funding Corp., LLC, as a conduit lender and as an uncommitted lender (the “Conduit Lender”), Deutsche Bank AG, New York Branch, as agent for the Lender Groups (the “Agent”) and as a committed lender (the “Committed Lender”) and Deutsche Bank AG, New York Branch, as administrative agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Collateral Agent, the Conduit Lender, the Agent, the Committed Lender and the Administrative Agent are party to the Loan Financing and Servicing Agreement, dated as of May 15, 2013 (as amended, supplemented, amended and restated and otherwise modified from time to time, the “Loan Agreement”); and

WHEREAS, the Borrower, the Collateral Agent, the Conduit Lender, the Agent, the Committed Lender and the Administrative Agent have agreed to amend the Loan Agreement in accordance with the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan Agreement.

ARTICLE II

Amendments

SECTION 2.1. Amendments to Section 1.1 of the Loan Agreement. Section 1.1 of the Loan Agreement is hereby amended by:

(a) deleting the definitions of “Facility Amount” and “Revolving Period” and inserting in lieu thereof the following:

““Facility Amount” means (a) prior to the earlier to occur of August 13, 2013 and the end of the Revolving Period, $25,000,000, (b) on and after August 13, 2013 and prior to the earlier to occur of September 10, 2013 and the end of the Revolving Period, $50,000,000, (c) on and after September 10, 2013 and prior to the earlier to occur of March 15, 2014 and the end of the Revolving Period, $100,000,000 and (d) on and after March 15, 2014 and prior to the end of the Revolving Period, $150,000,000, unless this amount is permanently reduced pursuant to Section 2.5 or increased pursuant to Section 2.8, in which event it means such lower or higher amount and (c) after the end of the Revolving Period, the Advances outstanding.”

““Revolving Period” means the period of time starting on the Effective Date and ending on the earliest to occur of (i) May 15, 2016 or, if such date is extended pursuant to Section 2.6, the date mutually agreed upon by the Borrower and the Administrative Agent, (ii) the date on which the Facility Amount is terminated in full pursuant to Section 2.5 or (iii) the occurrence of a Facility Termination Event.”

(b) deleting clause (c) of the definition of “Excess Concentration Amount” and inserting in lieu thereof the following:

“(c) the excess, if any, of the sum of the Principal Balances of all Collateral Obligations in any single Moody’s Industry Classification over 10% of the Excess Concentration Measure; provided, that (x) the sum of the Principal Balances of all Collateral Obligations with Obligors in any one Moody’s Industry Classification may be up to 25% of the Excess Concentration Measure and (y) the sum of the Principal Balances of all Collateral Obligations with Obligors in any one Moody’s Industry Classification other than the Moody’s Industry Classification specified in clause (x) may be up to 15% of the Excess Concentration Measure;”

(c) inserting the following definition in the appropriate alphabetical order:

““Revaluation Borrowing Base Event” means any time when the Advances outstanding exceed the Borrowing Base solely due to the revaluation of one or more Collateral Obligations following the occurrence of a Revaluation Event with respect to any such Collateral Obligation if (a) after giving effect to such revaluation(s), the aggregate principal amount of all Advances outstanding hereunder exceeds the Borrowing Base by an amount (calculated as a percentage) of less than 10% and (b) no other event occurred on the date of such revaluation(s) that either decreased the Borrowing Base (other than by operation of Section 8.3) or increased the Advances outstanding hereunder.”

SECTION 2.2. Amendment to Section 2.5 of the Loan Agreement. Section 2.5 of the Loan Agreement is hereby amended by deleting the phrase “Default or Event of Default” and inserting “Unmatured Facility Termination Event or Facility Termination Event” in lieu thereof.

SECTION 2.3. Amendment to Section 8.3(a)(E) of the Loan Agreement. Section 8.3(a)(E) of the Loan Agreement is hereby amended by deleting Section 8.3(a)(E) in its entirety and inserting the following in lieu thereof:

“(E) FIFTH, to the Agents on behalf of their respective Lenders pro rata in accordance with the outstanding Advances, the amount necessary to reduce the Advances outstanding to an amount (A) not to exceed the Borrowing Base and (B) such that, after giving effect to such payment, the Minimum Diversification Condition is satisfied;”

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SECTION 2.4. Amendment to Section 8.3(a)(M) of the Loan Agreement. Section 8.3(a)(M) of the Loan Agreement is hereby amended by deleting the phrase “Default or Event of Default” and inserting “Unmatured Facility Termination Event or Facility Termination Event” in lieu thereof.

SECTION 2.5. Amendments to Section 13.1 of the Loan Agreement. Section 13.1 of the Loan Agreement is hereby amended by:

(a) inserting the phrase “other than solely as a result of a Revaluation Borrowing Base Event,” at the beginning of clause (e) thereof;

(b) deleting the word “or” at the end of clause (q) thereof;

(c) replacing the “.” at the end of clause (r) thereof with “; or”; and

(d) inserting the following as a new clause (s):

“(s) a Revaluation Borrowing Base Event shall have occurred and continue unremedied for ninety (90) consecutive days.”

SECTION 2.6. Amendment to Section 13.2 of the Loan Agreement. Section 13.2 of the Loan Agreement is hereby amended by inserting the following as a new clause (c):

“(c) Upon the occurrence of any Revaluation Borrowing Base Event, such event shall be deemed to be continuing until such time as the Advances outstanding no longer exceed the Borrowing Base (or as otherwise waived by the Administrative Agent in its sole discretion).”

SECTION 2.7. Amendment to Signature Pages to the Loan Agreement. The signature page of Deutsche Bank AG, New York Branch, as Committed Lender, on and after March 15, 2014 shall be replaced with its signature page hereto.

ARTICLE III

Conditions to Effectiveness

SECTION 3.1. This Amendment shall become effective as of the date first written above upon the satisfaction of the following conditions:

(a) the execution and delivery of this Amendment by the Borrower, the Collateral Agent, the Conduit Lender, the Agent, the Committed Lender and the Administrative Agent;

(b) the Administrative Agent’s receipt of a legal opinion of Sutherland Asbill & Brennan LLP, counsel for the Borrower and the Investment Manager, in form and substance reasonably satisfactory to the Administrative Agent covering such matters as the Administrative Agent may reasonably request;

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(c) the Administrative Agent’s receipt of a good standing certificate for the Borrower issued by the applicable Office Body of its jurisdiction of organization and a certified copy of the resolutions of the board of managers (or similar items) of the Borrower approving this Amendment and the transactions contemplated hereby, certified by its secretary or assistant secretary; and

(d) the execution and delivery of Amendment No. 2 to Fee Letter by the Borrower and the Administrative Agent.

ARTICLE IV

Miscellaneous

SECTION 4.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 4.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 4.3. Ratification. Except as expressly amended and waived hereby, the Loan Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

SECTION 4.4. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 4.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

TCPC FUNDING I, LLC, as Borrower

By:
Name:
Title

[Signature Page to Amendment No. 3 to Loan Agreement]

DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent

By:
Name:
Title

By:
Name:
Title

[Signature Page to Amendment No. 3 to Loan Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent and as Collateral Custodian

By:
Name:
Title

[Signature Page to Amendment No. 3 to Loan Agreement]

SARATOGA FUNDING Corp., LLC, as Conduit Lender and as Uncommitted Lender

By:
Name:
Title

[Signature Page to Amendment No. 3 to Loan Agreement]

Commitment: Initially, $25,000,000, on and after August 13, 2013 and prior to September 10, 2013, $50,000,000, on and after September 10, 2013 and prior to March 15, 2014, $100,000,000 and on and after March 15, 2014, $150,000,000	SARATOGA FUNDING Corp., LLC, as Conduit Lender and as Uncommitted Lender

By:
Name:
Title

By:
Name:
Title

[Signature Page to Amendment No. 3 to Loan Agreement]